Exhibit 99.1 - SEE PDF

Slide 1:
Investor Presentation
November 2010

Slide 2:
Forward Looking Statements
Statements contained herein that are not historical facts are forward-looking statements within the meaning of the Securities Act of 1933, as amended.  Those statements include statements regarding the intent, belief or current expectations of Chembio and its management. Such statements reflect management's current views, are based on certain assumptions and involve risks and uncertainties. Actual results, events, or performance may differ materially from the above forward-looking statements due to a number of important factors, and will be dependent upon a variety of factors, including, but not limited to, Chembio’s ability to obtain additional financing and the demand for Chembio's products.  Chembio undertakes no obligation to publicly update these forward-looking statements to reflect events or circumstances that occur after the date hereof or to reflect any change in Chembio's expectations with regard to these forward-looking statements or the occurrence of unanticipated events. Factors that may impact Chembio's success are more fully disclosed in Chembio's most recent public filings with the U.S. Securities and Exchange Commission.

Slide 3:
•	Medford, NY Manufacturer of Point of Care Rapid Diagnostic Tests
•	Five Year Revenue CAGR of 33%
•	FY 2009 Total Revenues of $13.8MM
•	Profitable in 2009 and 2010YTD through Sept. 30
•	Anticipate $15MM+ Revenues in 2010
•	68% of Revenues from FDA Approved Rapid HIV Tests Marketed Globally
•	in U.S. by Alere (formerly Inverness Medical)
•	Near & Long Term Catalysts
•	Product Launches Using Chembio’s Patented DPP® Rapid Test Platform

Slide 4:
FDA Approved Rapid HIV Tests
Distributed in US Exclusively by Inverness Medical

•	148% Revenue Increase in 2009 to $5.3MM

–	20% Market Share
•	Competitive Features

–	CLIA Waived
–	Two Formats

–	99.7% Sensitivity; 99.9% Specificity
–	Proprietary Formulation Enables 24 Month Stability

–	Strong Marketing Partner

Marketed Ex-US Directly by Chembio through Distributors

 Slide 5:
PATENTED DUAL PATH PLATFORM (DPP®)
KEY DESIGN AND PERFORMANCE ADVANTAGES vs. LATERAL FLOW

•	Independent Sample Flow Path Enables Improved Sensitivity & Use of More Challenging Sample Types
•	Improved Multiplexing Facilitated by Direct Binding, Uniform Delivery of Samples
•	US Patent #7,189,522. Patents Issued or Pending in all major markets

Slide 6:
Dual Path Platform DPP® vs. Lateral Flow

•	Dual Path Platform
–	Chembio is a Licensor
–	Basis for Branded & OEM Product Pipeline
•	Lateral Flow Platform
–	Chembio is a Licensee
•	Alere Sells in US
•	Ex-US Chembio Pays Alere either 8.5% or 5% Royalty

 Slide 7:
Pipeline from DPP® Technology
•	2011-2012
–	Launch of Oral Fluid HIV Test and for Syphilis Tests & Establish Chembio DPP® Public Health Brand
–	International DPP Revenues – Brazil
–	Influenza Ag & Ab Tests
•	2012-2014 –
–	Grow Chembio DPP® Public Health Brand
–	Launch HIV OTC, Hepatitis C, Influenza Ag & Ab
•	2010-2014 – Participate in New Markets Via OEM Agreements, Strategic Alliances, M&A
–	Respiratory, Cardiac, Auto-Immune
–	Veterinary, Food, Environmental
–	Readers
–	Molecular Technologies

Slide 8:

DPP® HIV 1/2 Oral Fluid Assay
•	$60MM/6MM Unit US Market Growing ~15%/Year
•	International Studies Completed in 2009
•	US Clinical Trials Commenced Q1 2010
•	Anticipate PMA approval 2011-12
•	OTC Opportunity

Slide 9:
DPP® Syphilis Screen & Confirm
•	First POCT For Syphilis In US – Estimate $30MM Potential Market
•	Provides Better Indication Of Active Disease

•	Enables Confirmation & Treatment At POC
•	Pre-natal Testing

• International Evaluation Ongoing • Anticipate 510(K) Clearance in 2011
Developed in collaboration with the U.S. Centers for Disease Control

 Slide 10:
OEM Contracts with FIOCRUZ

•	Four Products Under OEM Agreements with FIOCRUZ
–	Following Successful $8MM Tech. Transfer Program Completed 2004-2009

•	Two Regulatory Approvals in Brazil Received June, Sept of 2010
– –	Anticipate Initial Orders in Q4 2010 Possible New Agreements

Slide 11:
In Development: DPP® INFLUENZA
Multiplex Flu A & B Test & 6 Strain Immunity Test

•	Large Established Market for Flu A&B tests
•	Chembio’s First Antigen Detection Test with DPP
•	Prototype Shows Improved Performance v. Established Tests
•	In Addition: $900,000 Contract signed Dec. 2009 with CDC for 6-band Multiplex Immune Status Test

 Slide 12:
In Development: Hepatitis-C (HCV) & HIV/HCV Comb.
Oral Fluid
•	Estimated 3MM HCV Infections in US
–	Only 22% Diagnosed

–	25% Co-infection with HIV
–	Major Cause of Liver Disease

–	New therapeutics from Vertex, etc. will drive demand for Dx
•	No HCV Point of Care Test in US

•	Chembio Participating in Pre-Clinical CDC Study with both prototypes – Data Being Submitted for Publication

Slide 13:
$7B Global Point-of-Care Test (POCT) Market

Europe $3,254 (52%), U.S. Hosp. $1,772 (28%), U.S. Decentralized Sites $591 (9%), etc (see PDF for more details).

At 7% Projected Increases, even with Large Low-Growth Segments (e.g., Glucose), Global POCT Market is Fastest Growing Segment of $39.5B In-Vitro Diagnostics Market, Projected to Reach $8.8B by 2012
Source: Independent Market  Research Report

Slide 14:
Financial Summary
•	Historical
–	>33% Five CAGR Sales; Profitable 2009 and through June YTD
–	Improving Gross Margins, Increased R&D, Controlled SG&A
•	Increased US Sales, R&D & License Income, Operating Improvements; Potential Receipt of Additional Grants (NIH, QTDP)
–	$1MM Debt Extinguished Q2 2010
•	Q4 2010 Outlook
–	Awarded $1.5MM of Grants Q4 2010 (QTDP); others pending (NIH)
–	CDC Grants to States Could Improve Q4 US Market (Alere) Results
–	International Orders Reported in Q3 and potential Brazil revenue to Produce >15% YOY Revenue Growth
–	Oral Fluid HIV Test Clinical Trial Expenditures

 Slide 15:
Selected Comparative Historical Financial Results

		For the Years Ended
$(000s	)	2009	2008	2007	2006
Total Revenues		$13,834	$11,050	$9,231	$6,503
Cost of sales		7,974	7,198	6,435	4,894
Gross Profit		5,860	3,852	2,796	1,609
		42.4%	34.9%	30.3%	24.7%
R&D Expense		2,884	2,605	1,907	1,402
SG&A Expense		2,659	3,317	3,765	4,787
Operating Income (Loss)		317	(2,071)	(2,876)	(4,580)
Other Inc. (Expense)		(8)	122	249	(415)
Net Income (Loss) - Stkhldrs		309	(1,949)	(2,627)	(4,995)
Pref. Stock Expenses		-	-	5,645	3,210
Net Loss		$309	$(1,949)	$(8,272)	$(8,205)
Net Income (Loss) - per Share		$0.00	$(0.03)	$(0.57)	$(0.80)
Avg. No. Shares (Millions)		61.946	61.267	14.608	10.293
Working capital		$1,494	$1,664	$3,229	$5,113
Total assets		6,315	5,915	6,585	7,907
Total liabilities		3,227	3,338	2,322	2,297
Equity (Deficit)		3,088	2,577	4,263	(940)

 Slide 16:

 Selected Comparative Historical Financial Results

	Three Mos Ended		Nine Mos Ended
$(000s) - UNAUDITED	Sept 30 2010	Sept 30 2009	Sept 30 2010	Sept 30 2009
Net Product Sales	$3,787	$3,924	$8,337	$9,245
License & royalty revenue	62	31	401	84
R&D milestone and grant revenue	657	408	2,300	954
Total Revenues	$4,506	$4,363	$11,038	$10,283
Cost of sales	2,296	2,494	5,428	6,053
Gross Profit	2,210	1,869	5,610	4,230
	49.0%	42.8%	50.8%	41.1%
R&D Expense	1,230	778	2,822	2,128
SG&A Expense	802	784	2,144	2,002
Operating Income	178	307	644	100
Other Inc. (Expense)	(9)	(1)	(11)	(8)
Net Loss	$169	$306	$633	$92
Basic earnings-per share	$0.00	$0.00	$0.01	$0.00
Diluted earnings-per share	$0.00	$0.00	$0.01	$0.00
Basic Avg. No. Shares (Millions)	62.147	61.945	62.068	61.945
Diluted Avg. No. Shares (Millions)	70.547	75.366	71.074	74.938

 Slide 17:
Selected Balance Sheet Data

($000s)	UNAUDITED
Balance Sheet Data	Sept. '10	Dec. '09
Cash	$1,336	$1,068
Accts. Receivable	2,635	1,776
Inventories	1,883	1,556
Other Current Assets	191	267
Total Current Assets	6,045	4,667
Net Fixed Assets	828	580
Other Assets	690	1,068
Total Assets	7,563	6,315
Total Current Liab.	3,453	3,173
Total Other Liab.	221	54
Total Liabilities	3,674	3,227
Total Equity	3,889	3,088
Total Liabilities & Shareholders Equity	$7,563	$6,315

Slide 18:
Organization & Management Team

Lawrence Siebert, CEO & Chairman
Richard Larkin, CFO
Javan Esfandiari, Sr. VP R&D
Rick Bruce, VP Operations
Tom Ippolito, VP Reg., QA/QC
Sandy Speer, Dir. Client Serv.
Dr. Gary Meller, Director
Katherine Davis, Director
Total Employment: 101
S, G&A 7
Ops. 69
R&D 18
Reg. & Clinical, QA & QC 7

Slide 19:

CEMI Selected Share Data
Ticker Symbol (OTCBB)	CEMI
Price 10/29/10	$0.255
52 Week High	$0.390
52 Week Low	$0.159
Outstanding Shares (MM)	62.2
Market Capitalization	$15.9
Fully Diluted (FD) Shares	70.5
Management Holding-FD	11.3
Average Volume (3 Mos)	54,000
Options and Warrants (MM)		Avg. Ex. Price
Options (3.95MM held by mgmt. & board)	5.71	$0.168
Warrants - Exp. Dates
10/6/2011	2.54	$0.475
2/5/2012	0.07	$0.810
Total Warrants	2.61
Total Options & Warrants	8.32

 Slide 20:
SUMMARY

www.chembio.com

•	Profitable in 2009 & 9/30/2010 YTD with FDA Approved Lateral Flow Rapid HIV Tests
•	Platform Point of Care Technology DPP®
–	Robust DPP ®Product Pipeline for Branded & OEM Products
–	Licensing Revenues
•	Near and Long Term Growth Catalysts